[Ranger Aerospace Corporation letterhead]

                                 August 31, 2000

George  W.  Watts
111  Stone  Creek  Road
Greer,  SC  29650

RE:     Liquidity  Agreement/Right  to  Put  Certain  Shares  of Executive Stock


Dear  George:

     Reference is hereby made to that certain letter from Ranger Aerospace Corporation to you dated March 7, 2000, re: Liquidity Agreement/Right to Put Certain Shares of Executive Stock (the "March 7 Letter"). This letter affirms that the March 7 Letter remains in full force and affect, and that references to that certain Executive Stock Agreement dated as of March 7, 2000 and defined as the "Stock Agreement" in the March 7 Letter shall now be references to that certain Amended & Restated Executive Stock Agreement dated August 31, 2000 which amended and restated such March 7 Stock Agreement.


     Very  truly  yours,

     RANGER  AEROSPACE  CORPORATION


     By:  ________________________________
       Stephen  D.  Townes,  President  &  CEO

Agreed  and  acknowledged  as  of
the  date  first  written  above:

___________________________
George  W.  Watts

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